UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2021

Rover Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39774 (Commission File Number)	85-3147201 (I.R.S. Employer Identification Number)

720 Olive Way, 19th Floor Seattle, WA 98101 (Address of principal executive offices, including zip code)

(888) 453-7889
(Registrant’s telephone number, including area code)

Nebula Caravel Acquisition Corp.

Four Embarcadero Center, Suite 2100

San Francisco, CA 94111
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	ROVRW	The Nasdaq Stock Market LLC

Item 7.01.Regulation FD Disclosure.

On August 2, 2021, Rover Group, Inc. issued a press release announcing that its common stock and warrants began trading on the Nasdaq Global Select Market under the ticker symbols “ROVR” and “ROVRW”, respectively. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit
99.1	Press release, dated August 2, 2021.
104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 2, 2021

Rover Group, Inc.

By:	/s/ Tracy Knox
Name: Tracy Knox
Title: Chief Financial Officer